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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported ) January 15, 2007

FairPoint Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-56365	13-3725229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 East Morehead Street,
Suite 250,
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (704) 344-8150

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On January 15, 2007, FairPoint Communications, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Verizon Communications Inc. (“Verizon”) and Northern New England Spinco Inc. (“Spinco”), a newly formed wholly-owned subsidiary of Verizon that will own Verizon’s local exchange and related business activities in Maine, New Hampshire and Vermont (the “Verizon Northeastern Assets”) following the contribution by Verizon of the Verizon Northeastern Assets to Spinco and the assumption by Spinco of certain related liabilities (the “Contribution”).  Following the Contribution, and subject to the satisfaction of closing conditions including receipt of all applicable regulatory approvals, Verizon will distribute to its stockholders all of the shares of capital stock of Spinco, and then Spinco will immediately be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation.

On January 16, 2007, the Company issued a press release entitled “FairPoint to Merge With New England Wireline Operations of Verizon” (the “FairPoint Release”).  Among other things, the FairPoint Release reported certain preliminary financial results of the Company for the year ended December 31, 2006.  A copy of the FairPoint Release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

Item  7.01              Regulation FD Disclosure.

A copy of the FairPoint Release is being furnished by being attached hereto as Exhibit 99.1.

On January 16, 2007, the Company and Verizon issued a joint press release announcing the Merger (the “Joint Press Release”).  A copy of the Joint Press Release is being furnished by being attached hereto as Exhibit 99.2.

On January 16, 2007, Eugene B. Johnson, the Chairman and Chief Executive Officer of the Company, Walter E. Leach, Jr., the Executive Vice President, Corporate Development of the Company, and John P. Crowley, the Executive Vice President and Chief Financial Officer of the Company, will make a telephonic presentation (the “Presentation”) regarding the Merger.  Slides from the Presentation will be made available on the Company website (www.fairpoint.com).  This Presentation will also be used by certain executive officers of the Company in future meetings with stockholders and others to discuss the Merger.  A copy of the Presentation is being furnished by being attached hereto as Exhibit 99.3.

Item  8.01              Other Events.

The FairPoint Release, the Joint Press Release and the Presentation may be deemed soliciting materials in connection with the meeting of the Company’s stockholders to be held pursuant to the Merger Agreement and a prospectus in connection with the issuance of common stock of the Company to stockholders of Verizon in the Merger.

On January 16, 2007, Eugene B. Johnson sent a letter to Company employees regarding the Merger and inviting them to view a pre-recorded webcast.  A copy of the letter and a transcript of the webcast are attached hereto as Exhibits 99.4 and 99.5, respectively. Such materials may be deemed soliciting materials in connection with the meeting of the Company’s stockholders to be held pursuant to the Merger Agreement and a prospectus in connection with the issuance of common stock of the Company to stockholders of Verizon in the Merger.

The Company published and will publish a “Letter to the Community” in certain periodicals on or after the date hereof.  A copy of the published letter is being furnished by being attached hereto as Exhibit 99.6. Such material may be deemed soliciting material in connection with the meeting of the Company’s stockholders to be held pursuant to the Merger Agreement and a prospectus in connection with the issuance of common stock of the Company to stockholders of Verizon in the Merger.

On January 16, 2007, the Company mailed a letter to certain legislative, regulatory and local economic leaders regarding the Merger.  A copy of the letter is being furnished by being attached hereto as Exhibit 99.7.  Such material may be deemed soliciting material in connection with the meeting of the Company’s stockholders to be held pursuant to the Merger Agreement and a prospectus in connection with the issuance of common stock of the Company to stockholders of Verizon in the Merger.

The Company intends to file a registration statement, including a proxy statement, and other materials with the Securities and Exchange Commission (“SEC”) in connection with the Merger.  The Company urges investors to read the documents when they become available because they will contain important information.  Investors will be able to obtain free copies of the registration  statement and proxy statement, as well as other filed documents containing information about the Company and Spinco, at www.sec.gov, the SEC’s website.  Investors may also obtain free copies of these documents and the Company’s SEC filings at www.fairpoint.com under the Investor Relations section, or by written request to FairPoint Communications, Inc., 521 E. Morehead Street, Suite 250, Charlotte, NC 28202, Attention: Investor Relations.

The Company, Verizon and their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Company stockholders with respect to the Merger and related transactions.  Information about the Company’s directors and executive officers is available in the Company’s proxy statement for its 2006 annual meeting of stockholders, dated April 24, 2006.  Additional information regarding the interests of potential participants will be included in the registration statement and proxy statement and other materials to be filed by the Company with the SEC.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

This Current Report and the exhibits hereto may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), including without limitation, statements containing the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions and statements related to potential cost savings and synergies expected to be realized in the Merger. Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements. Such factors include those risks described from time to time in the Company’s filings with the SEC, including, without limitation, the risks described in the Company’s most recent Annual Report on Form 10-K on file with the SEC. These factors should be considered carefully and you are cautioned not to place undue reliance on such forward-looking statements. All information is current as of the date of this report, and the Company undertakes no duty to update this information.

Item 9.01               Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release dated January 16, 2007 — “FairPoint to Grow Through Merger With New England Wireline Operations of Verizon Communications”
99.2

Press Release dated January 16, 2007 — “Verizon and FairPoint Agree to Merge Verizon’s Wireline Businesses In Maine, New Hampshire and Vermont with Current Operations of FairPoint; Verizon to Spin Off These Wireline Businesses Prior to Merger”

99.3	Investor Presentation
99.4	Letter to Employees of FairPoint Communications, Inc. from Eugene B. Johnson, dated January 16, 2007
99.5	Transcript of Webcast to Employees of FairPoint Communications, Inc.

99.6	“Letter to the Community”
99.7	Leadership Letter dated January 16, 2007

The information in Items 2.02, 7.01 and 8.01 of this Current Report, including the exhibits attached hereto relating to such items, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section.  The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRPOINT COMMUNICATIONS, INC.

:	By:	/s/ John P. Crowley
		Name:	John P. Crowley
		Title:	Executive Vice President and Chief Financial Officer

Date: January 16, 2007